REDEEMABLE CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2023
REDEEMABLE CONVERTIBLE PREFERRED SHARES
REDEEMABLE CONVERTIBLE PREFERRED SHARES
17.	REDEEMABLE CONVERTIBLE PREFERRED SHARES

The Company’s activities with respect to the redeemable convertible preferred shares are as below:

	Series Pre-A		Series A
	Preferred Shares		Preferred Shares		Total
	Shares	US$	Shares	US$	Shares	US$
Balance as of January 1, 2021 and 2022	—	—	—	—	—	—
Issuance of preferred shares	35,552,179	153,126	27,343,520	190,723	62,895,699	343,849
Re-designation of ordinary shares into preferred shares	5,332,827	23,650	—	—	5,332,827	23,650
Accretion of redeemable convertible preferred shares	—	508	—	402	—	910
Balance as of December 31, 2022	40,885,006	177,284	27,343,520	191,125	68,228,526	368,409
Accretion of redeemable convertible preferred shares	—	7,225	—	7,896	—	15,121
Balance as of December 31, 2023	40,885,006	184,509	27,343,520	199,021	68,228,526	383,530

Series Pre-A Preferred Shares

During February to July 2022, the Company issued 35,552,179 Series Pre-A redeemable convertible preferred shares (“Series Pre-A Preferred Shares”) to two entities designated by an investor (“Pre-A Investor A”) for an aggregated consideration of US$153,126, among which US$129,681 was settled by cash and US$23,445 was settled by the Series Pre-A Note issued in November 2021 as mentioned in note 15.

On March 18, 2022, an ordinary shareholder of the Company, who is also a member of management, entered into a share purchase agreement with an investor (“Pre-A Investor B”), pursuant to which the ordinary shareholder sold its 5,332,827 ordinary shares to the Pre-A Investor B with a cash consideration of RMB150,000 (equivalent to US$23,650). On March 22, 2022, the Company’s 5,332,827 ordinary shares were redesignated as Series Pre-A Preferred Shares. The Company considered the redesignation, in substance, was effectively a repurchase and retirement of the ordinary shares and simultaneously an issuance of Series Pre-A Preferred Shares. The excess of the ordinary shares’ fair value over their par value in the amount of US$13,024 was charged to additional paid-in capital. The excess of the preferred shares’ fair value over the ordinary shares’ fair value in the amount of US$10,625 was recognized as share-based compensation expenses, included in “General and administrative expenses” in the consolidated and combined statement of comprehensive loss for the year ended December 31, 2022.

Series A Preferred Shares

During October to December 2022, the Company issued 27,343,520 Series A redeemable convertible preferred shares (“Series A Preferred Shares”) to several investors for an aggregated consideration of US$187,734, among which US$130,304 was settled by cash and the remaining US$57,430 was exchanged by the WFOE Exchangeable Notes issued in November 2021 as mentioned in note 14. One of the investors of Series A Preferred Shares is Northpole GLY 3 LP, a related party controlled by one of the Company’s directors, subscribed 2,818,400 shares for a cash consideration of US$20,000.

The rights, preferences and privileges of the Series Pre-A and Series A redeemable convertible preferred shares are as follows:

Redemption Rights

The holders of redeemable convertible preferred shares have the right to require the Company to redeem their investments, at any time upon the earlier occurrence of:

●	the failure by the Company to complete a Qualified IPO on or before October 11, 2027;
●	any material breach as defined in the shareholder agreement by Founders Offshore Vehicle or any entity of the Group, which has not been cured within ninety (90) days after being requested by relevant holders of redeemable convertible preferred shares;
●	any dishonesty of Founders Offshore Vehicle, which results in material adverse effect to the operation of the Group and cannot be effectively remedied within twenty (20) business days.

The redemption price for each issued and outstanding redeemable convertible preferred share held, shall be an amount equal to (i) 100% of the issuance price, plus (ii) interest at a simple rate of eight percent (8%) per annum accrued on the issuance price during the period from the issuance date to the redemption payment date, however, that the portion relevant to the Pre-A Investor A’s initial investment amount of RMB 150,000 shall accrue the interest from November 29, 2021, minus (iii) the amount of the dividends received, plus (iv) all declared but unpaid dividends.

If the assets or funds of the Company which are legally available on the date that any redemption price is due are insufficient to pay in full all redemption price, those assets or funds which are legally available shall nonetheless be paid and applied in the following preferential sequence: (i) firstly, to the extent permitted by applicable law to pay all redemption price due on such date on the Series A Preferred Shares in proportion to the full amounts to which the holders of Series A Preferred Shares to which such redemption price are due would otherwise be respectively entitled thereon; (ii) secondly, following the full payment of the relevant redemption price to the holders of Series A Preferred Shares, to the extent permitted by applicable law to pay all redemption price due on such date on the Series Pre-A Preferred Shares in proportion to the full amounts to which the holders of Series Pre-A Preferred Shares to which such redemption price are due would otherwise be respectively entitled thereon.

On October 11, 2022, the Company and holders of Series Pre-A Preferred Shares agreed to extend the redemption date of the Series Pre-A Preferred Shares from February 28, 2027 to October 11, 2027. The Company determines the modification to the terms of Series Pre-A Preferred Shares represents a modification, because the difference of the fair values of the redeemable convertible preferred shares immediately before and after the amendment is less than 10%, therefore the Company applied modification accounting by analogy to the modification guidance contained in ASC 718-20, Compensation — Stock Compensation, and the modification that results in a decrease in the fair value of the modified preferred shares was not recognized. The fair value of Series Pre-A Preferred Shares before and after the modification were determined by management with the assistance of a third-party valuation firm.

The Company used the following assumptions in the model:

	October 11, 2022 –	October 11, 2022 –
	before modification	after modification
Risk-free interest rate	2.45%	2.52%
Expected volatility	61.52%	60.26%
Expected dividend yield	0.00%	0.00%
Expected terms	2.22 – 4.39 years	2.22 – 5.00 years
Fair value of ordinary share	US$3.79	US$3.66

The risk-free interest rate is based on the yields of China government bonds with a maturity period close to the expected remaining life of the redeemable convertible preferred shares. The expected volatility was estimated based on the historical volatility of comparable peer public companies with a time horizon close to the expected terms of the Company’s redeemable convertible preferred shares. Expected dividend yield is zero as the Company does not anticipate any dividend payments in the foreseeable future. Expected terms are the remaining contract life of the redeemable convertible preferred shares. The estimated fair value was determined using the back-solve method based on the equity allocation model.

Conversion Rights

Each redeemable convertible preferred share may, at the option of the holders, be converted at any time after the date of issuance of such redeemable convertible preferred share into fully-paid and non-assessable ordinary shares at an initial conversion ratio of 1:1 subject to adjustment for share division, share combination, share dividend, reorganization, mergers, consolidations, reclassifications, exchanges, substitutions, recapitalization or similar events. Each redeemable convertible preferred share shall automatically be converted into ordinary shares, at the applicable then-effective conversion price upon the closing of a Qualified IPO.

Voting Rights

Each redeemable convertible preferred share issued and outstanding shall be entitled to the number of votes equal to the number of ordinary shares into which such redeemable convertible preferred share could be converted at the record date for determination of the shareholders entitled to vote on such matters.

Dividend Rights

All the holders of redeemable convertible preferred shares are entitled to receive the dividends on pro-rata basis according to the relative number of shares held by them on an as-converted basis.

Liquidation Preferences

In the event of any liquidation event, including (i) the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary; or (ii) trade sale, which means whether in a single transaction or series of related transactions, any of the following transactions: (a) the merger, acquisition or similar transaction of the Group (whether by a sale of equity, merger, consolidation, scheme of arrangement or amalgamation) in which the shareholders of the Company immediately prior to such transaction or series of transactions will cease to own a majority of the voting power of the surviving or resulting entity immediately after the consummation of such transaction or series of transactions; or (b) the sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Group or the licensing of all or substantially all of the Group’s intellectual property, the holders of redeemable convertible preferred shares shall be entitled to receive, prior and in preference to any distribution or payment shall be made to the holders of any ordinary shares, the liquidation preference amount per share is equal to (i) 100% of the issuance price, plus (ii) interest at a simple rate of eight percent (8%) per annum accrued on the issuance price during the period from the issuance date to the liquidation payment date, however, that the portion relevant to the Pre-A Investor A’s initial investment amount of RMB 150,000 shall accrue the interest from November 29, 2021, plus (iii) any declared but unpaid dividends, plus (iv) interest at a simple rate of three percent (3%) per annum accrued on the WFOE Exchangeable Notes during the period from November 5, 2021 to the issuance date, only applicable to the WFOE Exchangeable Notes Holder.

If the Company’s available funds and assets are insufficient for the full payment of liquidation preference amounts to all holders of redeemable convertible preferred shares, then the Company’s entire available funds and assets shall be distributed ratably among the holders of redeemable convertible preferred shares in proportion to the aggregate liquidation preference amounts such holder is otherwise entitled to receive.

Liquidation preference is as follows in sequence: Series A Preferred Shares, Series Pre-A Preferred Shares. After distribution or payment in full of the liquidation preference amounts for Series A Preferred Shares and Series Pre-A Preferred Shares, the holders of ordinary shares shall be entitled to receive liquidation amount that equals to the corresponding investment amount paid by the relevant holders of ordinary shares to the Company. After distribution or payment in full of above liquidation amounts, the remaining available funds and assets, if any, shall be distributed ratably among the holders of ordinary shares and Series Pre-A Preferred Shares in proportion to the relative number of ordinary shares held by such shareholders on an as converted basis.

Performance Adjustment Mechanism

In the event that the Group fails to achieve the agreed milestones, including mass production of Eletre no later than June 30, 2023 and mass production of Emeya (Type 133) no later than June 30, 2024 (collectively as “SOP Milestones”) as requested by the Pre-A Investor A, for every six (6) months that the Group is in delay to achieve the SOP Milestones, the Company shall issue to the Pre-A Investor A additional number of Series Pre-A Preferred Shares at nominal price (the total consideration shall be RMB 1) that equals to 0.5% of the then issued and outstanding shares of the Company immediately prior to such issuance (on a fully-diluted basis), provided that the aggregate maximum number of Series Pre-A Preferred Shares to be issued and obtained by the Pre-A Investor A shall be no more than 2% of the Series Pre-A Preferred Shares then held by the Pre-A Investor A acquired under the Series Pre-A Preferred Share purchase agreement (collectively referred to “warrant”).

Accounting of Redeemable Convertible Preferred Shares

The Company has classified the redeemable convertible preferred shares as mezzanine equity in the consolidated balance sheets as they are contingently redeemable upon the occurrence of certain events outside of the Company’s control.

The Company concluded the embedded conversion and redemption option did not need to be bifurcated pursuant to ASC 815 because these terms do not permit net settlement, nor they can be readily settled net by a means outside the contract, nor they can provide for delivery of an asset that puts the holders in a position not substantially different from net settlement.

The Company also determined that the warrant granted to Pre-A Investor A is a freestanding instrument that was accounted for as a warrant liability, as the warrant could be legally detachable and separately exercisable from the Series Pre-A Preferred Shares. At initial recognition, proceeds were first allocated to the warrant based on its fair value and then the residual to the Series Pre-A Preferred Shares. For subsequent measurement, the Company recorded the changes in fair value of warrant liability in the consolidated and combined statements of comprehensive loss. The Company expects that the agreed Milestones will be achieved, thus the Company concludes that the fair value of the warrant liability is minimal as of the issuance date and December 31, 2023 and 2022, respectively. The SOP Milestones for Eletre and Emeya were achieved in December 31, 2022 and January 2024, respectively, therefore no additional Series Pre-A Preferred Shares shall be issued.

Since the Company has adopted ASU 2020-06 on January 1, 2021, the Company did not assess whether the redeemable convertible preferred shares contain beneficial conversion features.

The Company recognized changes in the redemption value immediately as they occur and adjust the carrying value of redeemable convertible preferred shares to their maximum redemption amount at the end of each reporting period, as if it were also the redemption date for redeemable convertible preferred shares.

As mentioned above, the Series A Preferred Shares issued to the WFOE Exchangeable Notes Holder was exchanged by the WFOE Exchangeable Notes issued in November 2021. The Company evaluated accounting of the exchange under ASC 470-50 and determined that they qualified for extinguishment accounting. As such the Company derecognized the carrying amount of the WFOE Exchangeable Notes of US$60,419 and recognized Series A Preferred Shares of US$60,419. Upon exchange, the accumulated recognized other comprehensive loss relating to fair value changes of the WFOE Exchangeable Notes due to instrument-specific credit risk of US$64 was recycled to the consolidated and combined statements of comprehensive loss. During the year ended December 31, 2022, the Company did not record any increase in the carrying amount of Series A Preferred Shares issued to the WFOE Exchangeable Notes Holder as its redemption value was lower than its initial carrying amount.

As the Company’s redeemable convertible preferred shares are denominated in RMB other than the functional currency of the Company, i.e., US$, the measurement of redemption value incorporates the effect of exchange rates on the functional currency amount of the redemption feature. The foreign currency exchange rates are considered in that measurement and their effect either increases or reduces the effect dividends on income available to ordinary shareholders and reported loss per share.